UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 5, 2014

IPC THE HOSPITALIST COMPANY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33930	No. 95-4562058
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4605 Lankershim Boulevard, Suite 617
North Hollywood, California 91602
(Address of principal executive offices including Zip Code)

(888) 447-2362
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 6, 2014, IPC The Hospitalist Company (the “Company”) filed its Fourth Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware reflecting an amendment to the Company’s Third Amended and Restated Certificate of Incorporation to confer on the Company’s Board of Directors the authority to adopt, amend, alter or repeal By-laws of the Company. The amendment was approved by the Company’s stockholders at its 2014 Annual Meeting held on June 5, 2014.
At the 2014 Annual Meeting the Company’s stockholders also approved an amendment to the Company’s Third Amended and Restated By-laws to designate Delaware courts as the exclusive forum for the resolution of most intra-corporate stockholder disputes. The Company has included this provision in its Fourth Amended and Restated By-laws, which became effective immediately upon stockholder approval.
The foregoing descriptions are qualified in their entirety be reference to the Company’s Fourth Amended and Restated Certificate of Incorporation and Fourth Amended and Restated By-laws filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

Item 5.07 - Submission of Matters to a Vote of Security Holders.

On June 5, 2014, the Company held its 2014 Annual Meeting, at 9:00 a.m., pacific time, at the Hilton Los Angeles/Universal City, 555 Universal Hollywood Drive, Universal City, California, pursuant to notice duly given. Only stockholders of record as of the close of business on April 7, 2014 were entitled to vote at the 2014 Annual Meeting. As of April 7, 2014, there were 17,012,833 shares of Company common stock outstanding and entitled to vote at the 2014 Annual Meeting, of which 15,994,247 shares of Company common stock were represented, in person or by proxy, constituting a quorum.
The final results of the stockholder vote on each proposal brought before the meeting are as follows:

(a) Each of the three nominees to serve as Class I Directors for a three-year term expiring at the 2017 Annual Meeting of Stockholders was elected. The voting results are as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Adam D. Singer, M.D.	14,689,650	594,721	709,876
Thomas P. Cooper, M.D.	15,032,297	252,074	709,876
Chuck Timpe	14,119,059	1,165,312	709,876

    (b) The amendment to the Certificate of Incorporation of the Company to confer on the Company’s Board of Directors the ability to amend the Company’s By-laws was approved. The voting results are as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
12,788,642	2,438,211	57,518	709,876

(c) The amendment to the By-laws of the Company to add a Delaware exclusive forum provision was approved. The voting results are as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
9,462,371	5,762,481	51,612	709,876

(d) The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014 was ratified. The voting results are as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
14,579,205	1,363,430	51,612	0

(e) The non-binding advisory vote on executive compensation was approved. The voting results are as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
15,147,611	70,897	65,863	709,876

Item 9.01 – Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Fourth Amended and Restated Certificate of Incorporation of IPC The Hospitalist Company, Inc.
3.2	Fourth Amended and Restated By-laws of IPC The Hospitalist Company, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IPC THE HOSPITALIST COMPANY, INC.

Date: June 10, 2014	By:	/s/ Adam D. Singer, M.D.
Adam D. Singer, M.D.
Chief Executive Officer

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